UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2018

SEACOR Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12289	13-3542736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Eller Drive, Fort Lauderdale, Florida	33316
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(954) 523-2200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2018 Annual Meeting of Stockholders of SEACOR Holdings Inc. (the "Company"), held on June 5, 2018 (the "2018 Annual Meeting"), the Company's stockholders voted on proposals to: (i) elect directors to the Board, (ii) approve executive officer compensation on a non-binding advisory basis, (iii) ratify the appointment of Grant Thornton, LLP as the Company's independent registered accounting firm for the fiscal year ending December 31, 2018 and (iv) approve an amendment to the Company’s 2009 Employee Stock Purchase Plan.

There were 18,166,526 shares of common stock outstanding and entitled to vote as of the record date and 17,344,318 shares, or approximately 95.47%, were present or represented by proxy at the 2018 Annual Meeting.

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of stockholders or until the director's successor has been duly elected and qualified (or the director's earlier resignation, death or removal).  The proposal to approve executive officer compensation on a non-binding advisory basis was approved. The appointment of the Company's independent registered accounting firm for the fiscal year ending December 31, 2018 was ratified. The amendment to the Company’s 2009 Employee Stock Purchase Plan was approved.

The final results of the voting on the matters submitted to stockholders were as follows:

	Votes Cast For		Votes Withheld
	Number	% of Votes Cast	Number	% of Votes Cast	Broker Non-Votes
1. Election of Directors until 2019 Annual Meeting
Charles Fabrikant	16,140,394	97.23%	459,874	2.77%	744,050
David R. Berz	16,335,970	98.41%	264,298	1.59%	744,050
Pierre de Demandolx	16,284,753	98.10%	315,515	1.90%	744,050
Oivind Lorentzen	16,372,947	98.63%	227,321	1.37%	744,050
Christopher Papouras	16,465,923	99.19%	134,345	0.81%	744,050
David M. Schizer	15,474,118	93.22%	1,126,150	6.78%	744,050

	Votes Cast For		Votes Cast Against
	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
2 . Advisory Approval of Executive Compensation	16,220,850	97.74%	374,168	2.25%	5,250	744,050
3. Ratification of Grant Thornton LLP as Independent Auditors for 2018	17,340,422	99.97%	3,647	0.02%	249	0
4. Approval of an Amendment to the 2009 Employee Stock Purchase Plan	16,408,984	98.86%	187,957	1.13%	3,327	744,050

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Holdings Inc.

By:	/s/ William C. Long
Name:	William C. Long
Title:	Executive Vice President
Chief Legal Officer and Corporate Secretary

Date:  June 7, 2018